SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): May 14, 2003


                            United Retail Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        00019774                  51-0303670
--------------                    ------------              -----------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

365 West Passaic Street, Rochelle Park, NJ              07662
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number including area code:  (201) 845-0880
                                                    --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.     Description

99.1            Earnings Press Release, dated May 14, 2003, of
                United Retail Group, Inc.

Item 9 and 12.  Regulation FD Disclosure and Disclosure of Results of Operations
                and Financial Condition

On May 14, 2003, United Retail Group, Inc. published an earnings press release, which is furnished as Exhibit 99.1 to this report in accordance with the interim filing guidance contained in Securities Exchange Act Release No. 34-47583, dated March 27, 2003, with respect to the filing requirement adopted in Securities Exchange Act Release No. 34-47226, dated January 22, 2003.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNITED RETAIL GROUP, INC.


                                            By: /s/ GEORGE R. REMETA
                                                --------------------------------
                                                George R. Remeta
                                                Vice Chairman and
                                                Chief Administrative Officer


Date:  May 14, 2003

                               INDEX TO EXHIBITS

Exhibit No.                Description

99.1 Earnings Press Release, dated May 14, 2003, of United Retail Group, Inc.